UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
________________________
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
________________________

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12
Monroe Capital Income Plus Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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311 South Wacker Drive, Suite 6400
Chicago, Illinois 60606
(312) 258-8300
April 11, 2024
Dear Stockholder:
You are cordially invited to attend Monroe Capital Income Plus Corporation’s 2024 Annual Meeting of Stockholders to be held virtually on June 18, 2024 at 2:30 p.m. Central Time, at the following website: www.virtualshareholdermeeting.com/MONCAP2024.
The Notice of Annual Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. I will also report on the progress of the Company during the past year and answer stockholders’ questions.
It is important that your shares be represented at the Annual Meeting. If you are unable to attend the meeting in person, I urge you to vote your shares by completing, dating and signing the enclosed proxy card and promptly returning it in the envelope provided or to otherwise give your proxy authorization as specified in the proxy card. If a broker or other nominee holds your shares in “street name,” your broker has enclosed a voting instruction form, which you should use to vote those shares. The voting instruction form indicates whether you have the option to vote those shares by telephone or by using the internet. Your vote is important regardless of the number of shares you own. We urge you to fill out, sign, date and mail the enclosed proxy card or authorize your proxy by telephone or through the internet as soon as possible even if you currently plan to participate in the Annual Meeting. This will not prevent you from voting virtually but will assure that your vote is counted if you are unable to participate in the meeting.
On behalf of your Board of Directors, thank you for your continued interest and support.

Sincerely yours,

/s/ Theodore L. Koenig
Theodore L. Koenig
Chairman and Chief Executive Officer

MONROE CAPITAL INCOME PLUS CORPORATION
311 South Wacker Drive, Suite 6400
Chicago, Illinois 60606
(312) 258-8300
NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 18, 2024
Online Meeting Only — No Physical Meeting Location
www.virtualshareholdermeeting.com/MONCAP2024
To the Stockholders of Monroe Capital Income Plus Corporation:
The 2024 Annual Meeting of Stockholders of Monroe Capital Income Plus Corporation (the “Company”) will be held virtually on June 18, 2024, at 2:30 p.m. (Central Time), at the following website: www.virtualshareholdermeeting.com/MONCAP2024, for the following purposes:
1.To elect one director to serve for a term of three years, and until his respective successor has been duly elected and qualified;
2.To transact such other business as may properly come before the meeting, or any adjournments or postponements thereof.
You or your proxyholder can participate, vote, and examine our stockholder list at the virtual annual meeting by visiting www.virtualshareholdermeeting.com/MONCAP2024 and using the 16-digit control number included on your proxy card or voting instruction form. You have the right to receive notice of and to vote at the meeting if you were a stockholder of record at the close of business on April 4, 2024. Whether or not you expect to participate in the virtual meeting, please vote by signing the enclosed proxy card and returning it promptly in the self-addressed envelope provided. If a broker or other nominee holds your shares in “street name,” your broker has enclosed a voting instruction form, which you should use to vote those shares. The voting instruction form indicates whether you have the option to vote those shares by telephone or by using the internet. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of the proxies by the Company.

By order of the Board of Directors,

/s/ Lewis W. Solimene, Jr.

Lewis W. Solimene, Jr.
Chief Financial Officer, Chief Investment
Officer and Corporate Secretary
Chicago, Illinois
April 11, 2024
This is an important meeting. To ensure proper representation at the meeting, please indicate your vote as to the matters to be acted on at the meeting by following the instructions provided in the enclosed proxy card or voting instruction form. Even if you vote your shares prior to the meeting, you still may participate in the meeting and vote your shares virtually.
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MONROE CAPITAL INCOME PLUS CORPORATION
311 South Wacker Drive, Suite 6400
Chicago, Illinois 60606
(312) 258-8300
PROXY STATEMENT
2024 Virtual Annual Meeting of Stockholders
Online Meeting Only — No Physical Meeting Location
www.virtualshareholdermeeting.com/MONCAP2024
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Monroe Capital Income Plus Corporation (the “Company,” “we,” “us” or “our”) for use at our 2024 Annual Meeting of Stockholders to be conducted virtually via live webcast on June 18, 2024 at 2:30 p.m. (Central Time), and at any adjournments thereof  (the “Annual Meeting”). The Notice of Annual Meeting, this proxy statement, the accompanying proxy card and our Annual Report for the fiscal year ended December 31, 2023 are first being sent to stockholders on or about April 11, 2024.
We encourage you to vote your shares, either by voting virtually at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you vote by mail, internet or telephone as described in the instructions on the proxy card or voting instruction form, and we receive your vote in time for the meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominee as director.
Your vote is important. Whether or not you plan to participate in the Annual Meeting, please promptly vote your shares as described in the instructions on the proxy card or voting instruction form.
Important notice regarding the availability of proxy materials for the annual stockholder meeting to be held on June 18, 2024:
The Notice of Annual Meeting, proxy statement, proxy card and our Annual Report for the fiscal year ended December 31, 2023 are available at the following internet address: www.proxyvote.com.

INFORMATION ABOUT THE MEETING
When is the Annual Meeting?
The Annual Meeting will be conducted virtually on June 18, 2024, at 2:30 p.m. (Central Time).
Where will the Annual Meeting be held?
The Annual Meeting will be conducted virtually via live webcast at www.virtualshareholdermeeting.com/MONCAP2024.
What items will be voted on at the Annual Meeting?
There is one matter scheduled for a vote:
1.To elect one director to serve for a term of three years, and until his respective successor has been duly elected and qualified.
As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting.
What are the recommendations of the Board of Directors?
Our Board of Directors recommends that you vote “FOR” the election of the director nominee named herein to serve on the Board of Directors.
Will the Company’s directors be in attendance at the Annual Meeting?
The Company encourages, but does not require, its directors to attend annual meetings of stockholders. However, the Company anticipates that substantially all of its directors will attend the 2024 Annual Meeting.

INFORMATION ABOUT VOTING
Who is entitled to vote at the Annual Meeting?
Only stockholders of record at the close of business on the record date, April 4, 2024, are entitled to receive notice of the Annual Meeting and to vote the shares for which they are stockholders of record on that date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. As of the close of business on April 4, 2024, we had 152,507,156 shares of common stock outstanding.
How do I vote?
With respect to Proposal No. 1, you may either vote “FOR” the nominee to the Board of Directors, or you may vote “WITHHOLD AUTHORITY” for the nominee. The procedures for voting are fairly simple:
Stockholders of Record: Shares Registered in Your Name.   If on April 4, 2024, your shares were registered directly in your name with the Company’s transfer agent, U.S. Bank, National Association, then you are a stockholder of record. If you are a stockholder of record, you may vote virtually at the Annual Meeting or vote by giving us your proxy. You may give us your proxy by completing the enclosed proxy card and returning it in the enclosed postage-prepaid envelope. Whether or not you plan to participate in the Annual Meeting, we urge you to fill out and return the enclosed proxy card or to otherwise give your proxy authorization as specified on the proxy card, to ensure your vote is counted. You may still participate in the Annual Meeting and vote virtually if you have already voted by proxy or have otherwise given your proxy authorization.
IN PERSON:   To vote virtually, participate the Annual Meeting, and submit your vote via the website.
BY MAIL:   To vote using the enclosed proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the postage paid envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.
Beneficial Owners:   Shares Registered in the Name of a Broker or Bank.   If on April 4, 2024, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that organization. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may be able to vote by telephone or over the internet as instructed by your broker or bank. To vote virtually at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy card.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock for which you are the stockholder of record as of April 4, 2024.
What does it mean if I receive more than one proxy card?
If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please provide a response for each proxy card you receive to ensure that all of your shares are voted.
What if I return a proxy card but do not make specific choices?
If you return a signed and dated proxy card without marking any voting selections, your shares will be voted: “FOR” the election of the director nominee named herein to serve on the Board of Directors.
If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares as recommended by the Board of Directors or, if no recommendation is given, will vote your shares using his or her discretion.

Can I change my vote after submitting my proxy card?
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the stockholder of record of your shares, you may revoke your proxy in any one of three ways:
You may change your vote using the same method that you first used to vote your shares;
You may send a written notice that you are revoking your proxy to Monroe Capital Income Plus Corporation, 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, Attention: Lewis W. Solimene, Jr., Corporate Secretary; or
You may participate in the Annual Meeting and vote virtually. Simply participating in the Annual Meeting, however, will not, by itself, revoke your proxy.
If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR” and “WITHHOLD AUTHORITY” votes for the proposal to elect the director nominee named herein to serve on the Board of Directors. A broker non-vote occurs when a nominee, such as a brokerage firm, bank, dealer or other similar organization, holding shares for a beneficial owner, does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner. In the event that a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a brokerage firm, bank, dealer or other similar organization, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.
If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. Proposal No. 1 (election of directors) is a non-routine proposal. Since the proposal to be voted on at the Annual Meeting is a non-routine matter, the broker or nominee that holds your shares will need to obtain your authorization to vote those shares and will enclose a voting instruction form with this proxy statement. The broker or nominee will vote your shares as you direct on their voting instruction form so it is important that you include voting instructions.
Abstentions will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting.
How many votes are needed to approve Proposal No. 1 (election of director)?
Directors are elected by a plurality of the votes cast at the meeting. Because the director nominee is running unopposed, the director nominee is expected to be elected as a director, and votes not cast or voted “WITHHOLD AUTHORITY” will have no effect on the election outcome.
How many shares must be present to constitute a quorum for the Annual Meeting?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least one-third of the outstanding shares entitled to vote are represented by stockholders present at the Annual Meeting or by proxy. On April 4, 2024, the record date, there were 152,507,156 shares outstanding and entitled to vote. Thus, 50,835,719 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the Annual Meeting. Abstentions will be counted towards the quorum requirement.
If a quorum is not present at the Annual Meeting, or if a quorum is present but there are not enough votes to approve one or more of the proposals, the person named as chairman of the Annual Meeting may adjourn the meeting to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if there are sufficient votes for approval on such proposal(s).

How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting and filed on Form 8-K within four business days of the Annual Meeting. Final results, if different from the preliminary voting results, will be published on an amended Form 8-K within four days after the final voting results are established.

ADDITIONAL INFORMATION
How and when may I submit a stockholder proposal for the Company’s 2025 Annual Meeting?
We will consider for inclusion in our proxy materials for the 2025 Annual Meeting of Stockholders, stockholder proposals that are received at our executive offices, in writing, no earlier than November 12, 2024 and no later than 5:00 p.m. (Eastern Time) on December 12, 2024, and that comply with our bylaws and all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Proposals must be sent to our Corporate Secretary at Monroe Capital Income Plus Corporation, 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606.
Pursuant to our bylaws, stockholders wishing to nominate persons for election as directors or to introduce an item of business at an annual meeting that are not to be included in our proxy materials must have given timely notice thereof in writing to our Corporate Secretary. To be timely for the 2025 Annual Meeting of Stockholders, you must notify our Corporate Secretary, in writing, no earlier than November 12, 2024, and no later than 5:00 p.m. (Eastern Time) on December 12, 2024. We also advise you to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations, including the different notice submission date requirements in the event that the date of the notice for the 2025 Annual Meeting of Stockholders is more than 30 days before or after the first anniversary of the date of the notice for the 2024 Annual Meeting. In accordance with our bylaws, the chairman of the 2025 Annual Meeting of Stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting.
Pursuant to the Company’s bylaws, among other things, a stockholder’s notice shall set forth as to each individual whom the stockholder proposes to nominate for election or reelection as a director:
•the name, age, business address and residence address of such individual;
•the class, series and number of any shares of stock of the Company that are beneficially owned by such individual;
•the date such shares were acquired and the investment intent of such acquisition;
•whether such stockholder believes any such individual is, or is not, an “interested person” of the Company, as defined in the Investment Company Act of 1940 (the “1940 Act”) and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Company, to make either such determination; and
•all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected).
All nominees properly submitted to the Company (or which the nominating and corporate governance committee otherwise elects to consider) will be evaluated and considered by the members of the nominating and corporate governance committee using the same criteria as nominees identified by the nominating and corporate governance committee itself.
How can I obtain the Company’s Annual Report on Form 10-K?
A copy of our 2023 Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Annual Report”) is being mailed along with this proxy statement. Our 2023 Annual Report is not incorporated into this proxy statement and shall not be considered proxy solicitation material.
We will also mail to you without charge, upon written request, a copy of any specifically requested exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. Requests should be sent to: Corporate Secretary, Monroe Capital Income Plus Corporation, 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606. A copy of our Annual Report on Form 10-K has also been filed with the Securities and Exchange Commission, or the SEC, and may be accessed from the SEC’s website (www.sec.gov).

Who is paying for this proxy solicitation?
The Company will pay for the entire cost of soliciting proxies. In addition to these written proxy materials, directors, officers and employees of Monroe Capital BDC Advisors, LLC (“MC Advisors”), the Company’s investment adviser, may also solicit proxies in person, by telephone or by other means of communication; however, our directors, officers and employees of MC Advisors will not be paid any additional compensation for soliciting proxies. In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and/or by telephone or facsimile transmission by our proxy solicitor, directors, officers or employees of MC Advisors. MC Advisors is located at 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606.
The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
How many copies should I receive if I share an address with another stockholder?
The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.
Brokers may be householding our proxy materials by delivering a single proxy statement and Annual Report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and Annual Report, or if you are receiving multiple copies of the proxy statement and Annual Report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you are a stockholder of record. You can notify us by sending a written request to: Lewis W. Solimene, Jr., Corporate Secretary, Monroe Capital Income Plus Corporation, 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, or by calling (312) 258-8300. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Annual Report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.
Whom should I contact if I have any questions?
If you have any questions about voting your shares or about the Annual Meeting, these proxy materials or your ownership of our common stock, please contact Lewis W. Solimene, Jr., Corporate Secretary, Monroe Capital Income Plus Corporation, 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, Telephone: (312) 258-8300, or Fax: (312) 258-8350.

PROPOSAL 1
ELECTION OF THE DIRECTOR NOMINEE
The Board of Directors presently has four members. Our Board of Directors is divided into three classes. Each class has a three-year term. The Class III director holds office for a term expiring at this Annual Meeting, the Class I directors hold office for a term expiring at the Annual Meeting of Stockholders to be held in 2025, and Class II director holds office for a term expiring at the Annual Meeting to be held in 2026. Each director holds office for the term to which he is elected and until his successor is duly elected and qualified. Vacancies on the Board of Directors may be filled by persons elected by a majority of the remaining directors and nominated by the nominating and corporate governance committee. A director elected by the Board of Directors to fill a vacancy in a class, including any vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified. Russel Miron and Thomas J. Allison are Class I directors; Roger Schoenfeld is a Class II director; and Theodore L. Koenig is a Class III director.
The Board of Directors has nominated one director (upon the recommendation of the nominating and corporate governance committee), Theodore L. Koenig, for election as a Class III director. If elected at the Annual Meeting, Theodore L. Koenig would serve until the 2027 Annual Meeting of Stockholders and until his successor is elected and qualified, or, if sooner, until his death, resignation or removal. Mr. Koenig is not being nominated as a director for election pursuant to any agreement or understanding between him and the Company. Mr. Koenig has indicated his willingness to continue to serve if elected and has consented to be named as a nominee. Mr. Koenig is an “interested director” of the Company as defined under the 1940 Act. It is our policy to encourage directors and nominees for director to attend the Annual Meeting.
Directors are elected by a plurality of the votes cast at the meeting. Any shares not voted, whether by withheld authority, abstention or otherwise, will have no effect on the outcome of the election of the director. There are no cumulative voting rights with respect to the election of the directors.
The Board of Directors recommends a vote “FOR” the election of the nominee, Theodore L. Koenig. A stockholder can vote for or withhold his or her vote from the nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy for the election of the nominee named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person who is nominated as a replacement. The Board of Directors has no reason to believe that the director nominee, Theodore L. Koenig, will be unable or unwilling to serve.
Mr. Koenig, who is also an officer of the Company, may serve as director of, or on the boards of managers of, certain of our portfolio companies. The business address of the nominee and each director listed below is 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606.

The following is a brief biography of the Class III director nominee.
Class III Director
Interested Director

Name	Age	Background Information	Number of Companies in Fund Complex Overseen By Director

Theodore L. Koenig	65
Theodore L. Koenig has served as our Chairman of the Board and Chief Executive Officer since our formation in 2018. Mr. Koenig also serves as the Chairman and Chief Executive Officer of Monroe Capital Corporation (NASDAQ: MRCC), a publicly traded business development company (“BDC”). Additionally, Mr. Koenig is the Chief Executive Officer of MC Advisors and serves as a Chairman of its investment committee since October 2012. From December 2020 to December 2021, Mr. Koenig served as the Chief Executive Officer and chairman of MCAP Acquisition Corporation (NASDAQ: MACQU), a special purpose acquisition company. Mr. Koenig has approximately 40 years of experience in structuring, negotiating and closing transactions on behalf of asset-based lenders, commercial finance companies, financial institutions and private equity investors. Since founding MC Management’s affiliate, Monroe Capital, LLC (“Monroe Capital”), a U.S. based private credit asset management firm in 2004, Mr. Koenig has served continuously as its Chairman and Chief Executive Officer. Prior to Monroe Capital, Mr. Koenig served as the President and Chief Executive Officer of Hilco Capital LP from 1999 to 2004, where he invested in a variety of debt transactions. Prior to Hilco Capital, Mr. Koenig was a Senior Partner with the Chicago-based corporate law firm, Holleb & Coff from 1986 to 1999 and an Associate with Winston & Strawn from 1983 to 1986. Mr. Koenig earned his J.D. with Honors from the Chicago-Kent College of Law at the Illinois Institute of Technology and his B.S. in Accounting with High Honors from the Kelley School of Business at Indiana University, where he also served on the Dean’s Advisory Council. He is a Director of the Commercial Finance Association, and a member of the Turnaround Management Association, and the Association for Corporate Growth. Additionally, he served as Co-Chairman of Hope Chicago, a non-profit organization, he co-founded in 2021.
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The Board of Directors recommends a vote “for” the Class III director nominee named above.
The following is a brief biography of each of the Class I and Class II directors.
Class I Directors
Independent Directors

Name	Age	Background Information	Number of Companies in Fund Complex Overseen By Director

Russel Miron	63
Russel Miron has served as a director of the Company since 2020. Mr. Miron is a partner at FNY Capital Management, LP (“FNY”), a global multi-strategy trading firm. Mr. Miron previously served as FNY’s Chief Strategy Officer from April 2018 to June 2020, and as FNY’s Chief Operating Officer from April 2015 to March 2018. Prior to joining FNY, Mr. Miron served as Managing Director of J.P. Morgan, Prime Brokerage, where he managed investor services sales for various regions. Prior to joining J.P. Morgan, Mr. Miron served as Senior Managing Director, and member of the Global Equity Sales Committee, at Bear Stearns. Mr. Miron also serves as an advisor to Kirenaga Partners, a venture capital firm, and is a Capital Markets Advisor to Innventure LLC. He's also a board member of IntonationMusic.org.
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Thomas J. Allison	72
Thomas J, Allison has served as director of the Company and as our audit committee chairperson since April 2013. Mr. Allison has served as Principal of Thomas J. Allison & Associates, a senior management services firm, since 2013, and as Senior Advisor of Portage Point Partners, an interim management and business advisory firm, since May 2018. Mr. Allison has served as a director of Monroe Capital Corporation (NASDAQ: MRCC), a publicly traded BDC, since April 2022 and as a director of MCAP Acquisition Corporation (NASDAQ: MACQU), a special purpose acquisition company, from March 2021 to December 2021. Mr. Allison has been a director of Assertio Therapeutics, Inc., a specialty pharmaceutical company, since 2020, where he chairs the Opioid Committee, has been an independent director of Virtus Pharmaceuticals LLC, a pharmaceutical company, since 2022, and has been a member of AArete Consulting’s Advisory Board, a company providing management and technology consulting services, since 2016. Mr. Allison has been an independent director of Grupo HIMA, the second largest healthcare system in Puerto Rico, since 2021. Mr. Allison has served as lead independent director of DTI, a noise dampening company, since 2023. Mr. Allison served as Chairman of Phoenixus AG, a pharmaceutical company, from 2022 to 2023, a director of Katy Industries, a manufacturer of commercial cleaning solutions and consumer storage products from 2016 to 2018, a director of PTC Alliance Group Holdings, a global manufacturer of steel tubing from 2015 to 2020, a director of Novum Pharma from 2019 to 2020, a director of The NORDAM Group, Inc., an aerospace company from 2018 to 2019. From September 2018 to January 2019, Mr. Allison was a director of PGHC Holdings, Inc., a restaurant holding company. From 2006 until his retirement in 2012, Mr. Allison served as Executive Vice President and Senior Managing Director of Mesirow Financial Consulting, LLC, a full-service financial and operational advisory consulting firm headquartered in Chicago. At Mesirow, Mr. Allison managed complex turnaround situations and advised on major reorganizations and insolvencies. He also served as CEO, CFO or CRO for several clients. From 2002 to 2006, Mr. Allison served as National Practice Leader of the restructuring practice of Huron Consulting Group, a consulting firm. From 1988 to 2002, he served in a variety of roles at Arthur Andersen, LLC, an accounting firm, including Partner-in-Charge, Central Region Restructuring Practice. Earlier in his career, Mr. Allison served in various capacities at Coopers & Lybrand, an accounting firm, First National Bank of Chicago and the Chicago Police Department. Mr. Allison has previously served as Chairman of the Association for Certified Turnaround Professionals, Chairman and Director of the Turnaround Management Association, is a Fellow in the American College of Bankruptcy and has taught as a guest lecturer at Northwestern University and DePaul University. Mr. Allison received his bachelor of science in commerce and his master of business administration from DePaul University.
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Class II Director
Independent Director

Name	Age	Background Information	Number of Companies in Fund Complex Overseen By Director

Roger Schoenfeld	66
Roger Schoenfeld has served as a director of the Company since our formation in 2018. Since 2005, Mr. Schoenfeld has served as a Managing Director at Cross Keys Capital, an investment banking firm, where he provides investment banking services to lower middle market companies, entrepreneurs and investors. Mr. Schoenfeld focuses primarily on representing owners of privately-held businesses in the sale and/or equity recapitalization of their businesses. From 1990 to 2005, Mr. Schoenfeld was a partner in various groups that acquired, operated and sold lower middle-market manufacturing businesses. From 1982 to 1988, he practiced law at Goldberg Kohn, a boutique Chicago law firm specializing in real estate, corporate and finance transactions. He actively serves on the board of directors of MCAP Acquisition Corporation (NASDAQ: MACQU), a special purpose acquisition company, and the Midwest Chapter of the Alliance of Merger and Acquisition Advisors. Additionally, Mr. Schoenfeld has served on the Boards and Executive Committees of a number of Chicago area organizations, including Maot Chitim, Jewish National Fund, The Ark and The Board of Jewish Education of Metropolitan Chicago. He served as the President of the Chicago Chapter of the Precision Metal Forming Association and currently is a student mentor in College Bound Opportunities. He also passed the Certified Public Accounting exam. Mr. Schoenfeld obtained his J.D. from Georgetown University and graduated summa cum laude with a B.S. in Accounting from Indiana University.
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Qualifications of Directors
When considering whether our directors have the experience, qualifications, attributes and skills, taken as a whole, to enable our Board of Directors to satisfy its oversight responsibilities effectively in light of our operational and organizational structure, the nominating and corporate governance committee and the Board of Directors focused primarily on the information discussed in each of the director’s individual biographies set forth above and on the following particular attributes:
Interested Directors
•Mr. Koenig:   The nominating and corporate governance committee and the Board of Directors considered his substantial experience implementing Monroe Capital’s investment strategy and investing in a variety of debt transactions, as well as his legal background, which provides our Board of Directors with valuable experience, insight and perspective.
Independent Directors
•Mr. Miron:   The nominating and corporate governance committee and the Board of Directors considered his substantial experience with the investment banking, advisory and investor service industries, which provides our Board of Directors with industry knowledge and practical insight.
•Mr. Schoenfeld:   The nominating and corporate governance committee and the Board of Directors considered his substantial experience with the provision of extensive investment banking services to lower middle market companies, entrepreneurs and investors, which provides our Board of Directors with valuable industry knowledge and analytical perspective.
•Mr. Allison:   The nominating and corporate governance committee and the Board of Directors considered his extensive turnaround and restructuring experience, significant financial leadership and extensive corporate finance experience, which provide our Board of Directors with industry knowledge and practical insight.

Executive Officers Who Are Not Also Directors

Name	Age	Background Information
Lewis W. Solimene, Jr.	64
Lewis W. Solimene, Jr. has served as our Chief Financial Officer, Chief Investment Officer and Corporate Secretary since January 2022. He has also served as Chief Financial Officer, Chief Investment Officer, and Corporate Secretary of Monroe Capital Corporation (NASDAQ: MRCC), a publicly traded BDC, since June 2022. Prior to joining Monroe Capital in July 2021, Mr. Solimene served as a Managing Director and Head of Opportunistic Investments for Allstate Investments, LLC, an asset management firm, from 2016 to 2021, where was responsible for managing a portfolio strategy that focuses on deploying debt and equity capital in dislocated markets, out-of-favor sectors and special solutions. From 2007 to 2016, Mr. Solimene was a Senior Managing Director at Macquarie Capital, a corporate advisory firm, where he was head of the Restructuring and Special Situations Group. Mr. Solimene was also a Managing Director at Giuliani Capital Advisors LLC from 2004 to 2007, where he ran the Restructuring Advisory Practice. At Ernst & Young Corporate Finance LLC, corporate finance consulting firm, from 2000 to 2004, Mr. Solimene was a Managing Director specializing in providing strategic solutions for underperforming and over-leveraged companies. From 1981 to 2000, Mr. Solimene held a number of leadership roles at Bank of America (and its predecessor, Continental Illinois National Bank and Trust Company), including as a Managing Director in the Global Special Situation Group where he managed a proprietary capital portfolio of stressed and distressed bank debt, private placements, high-yield bonds and equities. Mr. Solimene served on the Board of Directors of Runway Growth Finance Corp. (NASDAQ: RWAY), a publicly traded BDC, from January 2017 until June 2022. In addition, Mr. Solimene currently serves on the board of directors of a privately held company and several non-profit organizations. Mr. Solimene received a B.S. in Finance from Western Illinois University and an M.B.A. from the University of Chicago Graduate School of Business.

Kristan Gregory	42
Kristan Gregory has served as our Chief Compliance Officer since September 2022. Ms. Gregory has also served as the Chief Compliance Officer of Monroe Capital Corporation (NASDAQ: MRCC), a publicly traded BDC, and the Chief Compliance Officer of Monroe Capital Management Advisors LLC since September 2022. Prior to joining Monroe Capital in August 2022, Ms. Gregory was the Chief Compliance Officer at Arena Investors, LP, a financial services firm, from 2019 to 2021, where she was responsible for the firm’s global compliance program. From 2016 to 2019, Ms. Gregory was a Senior Vice President at HPS Investment Partners, an investment firm, where she was responsible for the non-U.S. compliance program. From 2010 to 2016, Ms. Gregory was a Director at Bain Capital, where she was responsible for the non-U.S. compliance program. Ms. Gregory was a Senior Legal Product Specialist at Putnam Investments from 2004 to 2010 focusing on Investment Company Act compliance. Ms. Gregory earned her B.S. in Legal Studies, summa cum laude, from Suffolk University.

CORPORATE GOVERNANCE
Director Independence
Pursuant to Section 56 of the 1940 Act, a majority of a BDC’s board of directors must be comprised of persons who are not “interested persons” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company.
The Board of Directors has determined that Messrs. Miron, Schoenfeld and Allison are independent. Mr. Koenig is an “interested person” due to his positions with the Company, MC Advisors and Monroe Capital, as discussed in his biography. Based upon independently verified information obtained from each director concerning their background, employment and affiliations, the Board of Directors has affirmatively determined that none of the independent directors has a material business or professional relationship with the Company, other than in his capacity as a member of the Board of Directors or any committee thereof.
Organization of the Board of Directors
The Board of Directors has established an audit committee and a nominating and corporate governance committee. During 2023, the Board of Directors held five meetings, the audit committee held six meetings, and the nominating and corporate governance committee held one meeting. Each of our directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the respective committees on which he served that was held during 2023. The Company encourages, but does not require, the directors to attend the Company’s annual meeting of its stockholders. All of our directors who served on the Board at the time of the 2023 Annual Meeting attended our 2023 Annual Meeting.
Board Leadership Structure
The Board of Directors monitors and performs an oversight role with respect to the business and affairs of the Company. Among other things, the Board of Directors approves the appointment of our investment adviser, administrator and officers, reviews and monitors the services and activities performed by our investment adviser, administrator and officers and approves the engagement, and reviews the performance of, the Company’s independent registered public accounting firm.
Under the bylaws, the Board of Directors may designate a chairman to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board of Directors. The Company does not have a fixed policy as to whether the chairman of the Board of Directors should be an independent director and believes that its flexibility to select its chairman and reorganize its leadership structure from time to time is in the best interests of the Company and its stockholders.
Presently, Mr. Koenig serves as the chairman of the Board of Directors. Mr. Koenig is an interested director because he is the Chief Executive Officer of the Company, serves on MC Advisors’ investment committee and the chief executive officer and manager of MC Advisors. The Company believes that Mr. Koenig’s history with the Company, familiarity with the Monroe Capital investment platform and extensive experience investing in and managing private equity and debt investments qualifies him to serve as chairman of the Board of Directors. Moreover, our Board of Directors believes that it is in the best interests of our stockholders for Mr. Koenig to lead our Board of Directors because of his broad experience with the Monroe Capital platform, day-to-day management and operation of other investment funds and his significant background in the financial services industry, as described above.
Our Board of Directors does not have a lead independent director. However, Mr. Schoenfeld, the chairman of the audit committee, is an independent director and acts as a liaison between the independent directors and management between meetings of our Board of Directors. Our Board of Directors believes that its leadership structure is appropriate in light of the Company’s characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that encourages effective oversight. The Board of Directors also believes that its size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between MC Advisors and our Board of Directors.
Board Role in Risk Oversight
The Board of Directors performs its risk oversight function primarily through (a) its two standing committees, which report to the entire Board of Directors and are comprised solely of independent directors and (b) monitoring by the Company’s Chief Compliance Officer in accordance with its compliance policies and procedures.

As described below in more detail under “Audit Committee” and “Nominating and Corporate Governance Committee,” the audit committee and the nominating and corporate governance committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The audit committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, the Company’s systems of internal controls regarding finance and accounting and audits of the Company’s financial statements and discussing with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. The nominating and corporate governance committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by the Company’s stockholders, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and its committees. Both the audit committee and the nominating and corporate governance committee consist solely of independent directors.
The Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Company’s Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer’s report, which is reviewed by the Board of Directors, addresses at a minimum: (a) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee the Company’s compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors periodically, but in no event less than once each year.
The Company believes that the role of the Board of Directors in risk oversight is effective and appropriate given the extensive regulation to which it is subject as a BDC. Specifically, as a BDC, the Company must comply with certain regulatory requirements that control the levels of risk in its business and operations. For example, the Company’s ability to incur indebtedness is limited such that its asset coverage must equal at least 150% immediately after each time it incurs indebtedness and the Company generally has to invest at least 70% of its total assets in “qualifying assets.” In addition, the Company intends to elect to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code. As a RIC, the Company must, among other things, meet certain income source and asset diversification requirements.
The Company believes that the existing role of the Board of Directors in risk oversight is appropriate. However, the Company re-examines the manners in which the Board of Directors administers its oversight function on an ongoing basis to ensure that it continues to meet the Company’s needs.
Audit Committee
The Audit Committee is composed of Roger Schoenfeld (chair), Thomas Allison and Russel Miron, each of whom is not considered an “interested person” of the Company as that term is defined in Section 2(a)(19) of the 1940 Act. Our Board of Directors has determined that our Audit Committee chair is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the 1934 Act. Our Audit Committee members meet the current independence and experience requirements of Rule 10A-3 of the 1934 Act.
In accordance with its written charter adopted by the Board of Directors, the Audit Committee (a) assists the Board of Director’s oversight of the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, our compliance with legal and regulatory requirements and the performance of our independent registered public accounting firm; (b) prepares an Audit Committee report, if required by the SEC, to be included in our annual proxy statement; (c) oversees the scope of the annual audit of our financial statements, the quality and objectivity of our financial statements, accounting and financial reporting policies and internal controls; (d) determines the selection, appointment, retention and termination of our independent registered public accounting firm, as well as approving the compensation thereof; (e) pre-approves all audit and non-audit services provided to us and certain other persons by such independent registered public accounting firm; and (f) acts as a liaison between our independent registered public accounting firm and the Board of Directors.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee (the “Nominating Committee”) is composed of Russel Miron (chair) and Roger Schoenfeld, each of whom is not considered an “interested person” of the Company as that term is defined in Section 2(a)(19) of the 1940 Act.

In accordance with its written charter adopted by the Board of Directors, the Nominating Committee recommends to the Board of Directors persons to be nominated by the Board of Directors for election at the Company’s meetings of our stockholders, special or annual, if any, or to fill any vacancy on the Board of Directors that may arise between stockholder meetings. The Nominating Committee also makes recommendations with regard to the tenure of the directors and is responsible for overseeing an annual evaluation of the Board of Directors and its committee structure to determine whether the structure is operating effectively. The Nominating Committee considers for nomination to the Board of Directors candidates submitted by our stockholders or from other sources it deems appropriate.
Communications Between Stockholders and the Board of Directors
Stockholders with questions about Monroe Capital Income Plus Corporation are encouraged to contact Lewis W. Solimene, Jr., Corporate Secretary at Monroe Capital Income Plus Corporation, 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606. However, if stockholders feel their questions have not been addressed, they may communicate with our Board of Directors by sending their communications to: Monroe Capital Income Plus Corporation, Board of Directors, c/o Lewis W. Solimene, Jr. at the address listed above. All stockholder communications received by the Company through one of the means described will be delivered to one or more members of the Board of Directors.
Hedging Transactions
The Joint Code of Ethics adopted by the Company and MC Advisors requires that directors, officers, general partners and certain other designated persons of the Company and MC Advisors receive clearance from the Company’s Chief Compliance Officer prior to buying or selling options on or futures or other derivatives related to, the Company’s common stock, or from selling short shares of the Company’s common stock.
Code of Ethics
The Company has adopted a code of ethics, or our Code of Business Conduct, pursuant to the Securities Exchange Act of 1934 and the regulations promulgated thereunder, that all officers, directors and employees of the Company and MC Advisors are expected to observe. The Board of Directors annually reviews our Code of Business Conduct. The Company intends to disclose any amendments to or waivers of required provisions of the Code of Business Conduct on a current report on Form 8-K. We will provide any person, without charge, upon request, a copy of our Code of Business Conduct. To receive a copy, please provide a written request to: Monroe Capital Income Plus Corporation, Attn: Chief Compliance Officer, 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606.
Insider Trading Policy
The Company has adopted Insider Trading Policy, governing the purchase, sale and other dispositions of our securities by our directors, officers and employees, that is designed to promote compliance with insider trading laws, rules, and regulations.

COMPENSATION DISCUSSION AND ANALYSIS
We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of MC Advisors, the Company’s administrator, Monroe Capital Management Advisors, LLC (“MC Management”) or its affiliates, pursuant to the terms of the investment advisory agreement between the Company and MC Advisors (the “Investment Advisory Agreement”) and the administration agreement between the Company and MC Management (the “Administration Agreement”), as applicable. Our day-to-day investment and administrative operations are managed by MC Advisors and the Administrator. Most of the services necessary for the origination and administration of our investment portfolio will be provided by investment professionals employed by MC Advisors, MC Management or its affiliates. Our day-to-day investment operations are managed by MC Advisors. Services necessary for our business are provided by individuals who are employees of an affiliate of MC Advisors, pursuant to the terms of our Investment Advisory Agreement. Each of our executive officers is an employee of an affiliate of MC Advisors. We reimburse MC Management for its allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including its allocable portion of the cost of our officers, including our chief financial officer and chief compliance officer, and their respective staffs, and we reimburse MC Advisors for certain expenses under the Investment Advisory Agreement.

2023 DIRECTOR COMPENSATION TABLE
The following table shows information regarding the compensation received by our directors, none of whom is an employee of the Company, for the fiscal year ended December 31, 2023. No compensation is paid by us to interested directors.

Name	Fees Earned or Paid in Cash by the Company(1)	Total Compensation from the Company	Total Compensation from the Fund Complex
Independent Directors
Russel Miron	$30,000	$30,000	$30,000
Roger Schoenfeld	$30,000	$30,000	$30,000
Thomas J. Allison	$30,000	$30,000	$30,000
Interested Directors
Theodore L. Koenig	None	None	None
____________________
(1)For a discussion of compensation paid to directors, see below.
In 2023, each independent director and each interested director who is not an employee of MC Advisors or any of its affiliates, received an annual retainer of $30,000 for serving on the Board of Directors. “Interested Directors” that are employees of MC Advisors or its affiliates did not receive additional compensation for service as a member of our Board of Directors. We also reimbursed each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time-to-time. In 2024, the annual retainer received by each independent director and each interested director who is not an employee of MC Advisors or any of its affiliates was increased to $50,000 for serving on the Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
We have entered into an agreement with MC Advisors. Certain of our current officers are directors or officers of MC Advisors. MC Advisors and its direct or indirect members, partners, officers, directors, employees, agents and affiliates may be subject to certain potential conflicts of interest in connection with our activities and investments. For example, the terms of MC Advisors’ management and incentive fees may create an incentive for MC Advisors to approve and cause us to make more speculative investments than we would otherwise make in the absence of such fee structure. In addition, certain MC Advisors personnel serve, or may serve, as officers, directors, members, or principals of entities that operate in the same or a related line of business as we do, or of investment funds, accounts, or investment vehicles managed by MC Advisors. Similarly, MC Advisors may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Company or our stockholders. In addition, prior to an initial public offering and in accordance with its obligations under the 1940 Act, MC Advisors intends to agree to allow certain stockholders the opportunity to participate in certain investment opportunities that we may also participate in.
MC Advisors and its affiliates have procedures and policies in place designed to manage the potential conflicts of interest between its fiduciary obligations to us and its similar fiduciary obligations to other clients. An investment opportunity that is suitable for multiple clients of MC Advisors and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that MC Advisors’ or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.
The principals of MC Advisors may manage investment vehicles with similar or overlapping investment strategies. In order to address these issues, MC Advisors has put in place an investment allocation policy that addresses the co-investment restrictions set forth under the 1940 Act and seeks to ensure the equitable allocation of investment opportunities when we are able to co-invest with other accounts managed by MC Advisors and affiliated entities. In the absence of using the exemptive relief from the SEC that permits greater flexibility relating to co-investments, MC Advisors will apply the investment allocation policy. When we engage in such permitted co-investments, we will do so in a manner consistent with MC Advisors’ allocation policy. In situations where co-investment with other entities managed by MC Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, MC Advisors will need to decide whether we or such other entity or entities will proceed with the investment. MC Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time
We expect to co-invest on a concurrent basis with other affiliates of MC Advisors, unless doing so is impermissible with existing regulatory guidance, applicable regulations, the terms of any exemptive relief granted to us and our allocation procedures. On October 15, 2014, as amended on January 10, 2023, MC Advisors and certain other funds and accounts sponsored or managed by MC Advisors and its affiliates, received exemptive relief from the SEC that will permit us greater flexibility to negotiate the terms of co-investments if our Board determines that it would be advantageous for us to co-invest with other accounts sponsored or managed by MC Advisors or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Under the terms of this exemptive relief, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors is required to make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment strategies and policies. Our Board regularly reviews the allocation policy of Monroe Capital and annually reviews the code of ethics of MC Advisors.
We have entered into the Investment Advisory Agreement with MC Advisors and pay MC Advisors a base management fee and incentive fee as reduced by a fee waiver letter. The base management fee is calculated at an annual rate of 1.25% of average total assets (reduced from 1.50%), which includes assets financed using leverage. Following any future quotation or listing of the Company’s securities on a national securities exchange (an “Exchange Listing”) or any future quotation or listing of its securities on any other public trading market, the base management fee will be calculated at an annual rate of 1.75% of average invested assets (calculated as total assets excluding cash). The base management fee is payable in arrears.

The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the preceding quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee), any expenses payable under the Administration Agreement and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income will include, in the case of investments with a deferred interest feature such as market discount, debt instruments with payment-in-kind (“PIK”) interest, preferred stock with PIK dividends and zero-coupon securities, accrued income that the Company has not yet received in cash. MC Advisors is not under any obligation to reimburse the Company for any part of the incentive fee it received that was based on accrued interest that the Company never actually receives.
Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital gains or losses. If any distributions from portfolio companies are characterized as a return of capital, such returns of capital would affect the capital gains incentive fee to the extent a gain or loss is realized. Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter where it incurs a loss. For example, if the Company receives pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, the Company will pay the applicable incentive fee even if it has incurred a loss in that quarter due to realized and unrealized capital losses.
Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 1.50% per quarter (6% annually).
Prior to an Exchange Listing, we pay MC Advisors an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:
•no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate of 1.50% (6% annually);
•100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 1.7143% (reduced from 1.76%) in any calendar quarter prior to an Exchange Listing or 1.88% in any calendar quarter following an Exchange Listing. We refer to this portion of our pre-incentive fee net investment income as the “catch-up” provision; and
•prior to an Exchange Listing, 12.5% of the amount of our pre-incentive fee net investment income (a reduction from 15.0% of the amount of the Company’s pre-incentive fee net investment income), if any, that exceeds 1.7143% (reduced from 1.76%) in any calendar quarter, and following an Exchange Listing, 20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 1.88% in any calendar quarter.
These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.
The second part of the incentive fee is a capital gains incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 12.5% of our realized capital gains as of the end of the fiscal year. In determining the capital gains incentive fee payable to MC Advisors, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the amortized cost of such investment. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the amortized cost of such investment since our inception. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the amortized cost of such investment. At the end of the applicable year, the amount of capital gains that will serve as the basis for our calculation of the capital gains incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains incentive fee for such year equals 12.5% of such amount, less the aggregate amount of any capital gains incentive fees paid in respect of our portfolio in all prior years.

Additionally, we rely on investment professionals from MC Advisors to assist our Board of Directors with the valuation of our portfolio investments. MC Advisors’ management fee is based on the value of our investments and there may be a conflict of interest when personnel of MC Advisors are involved in the valuation process for our portfolio investments.
We have entered into the Administration Agreement, pursuant to which MC Management furnishes us with office facilities, equipment and clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under our administration agreement, MC Management performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC.
We have entered into a license agreement with Monroe Capital under which Monroe Capital has agreed to grant us a non-exclusive, royalty-free license to use the name “Monroe Capital” for specified purposes in our business. Under this agreement, we have a right to use the “Monroe Capital” name, subject to certain conditions, for so long as MC Advisors or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Monroe Capital” name.
Pursuant to its charter, our audit committee is responsible for reviewing with both management and the Company’s independent accountants, as appropriate, all related party transactions or dealings with parties related to the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of our common stock as of April 4, 2024, the record date, by those persons who directly or indirectly own, control or hold with the power to vote, five percent or more of our outstanding common stock and all executive officers and directors, individually and as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of April 4, 2024. Percentage of beneficial ownership is based on 152,507,156 shares of common stock outstanding as of April 4, 2024. Unless otherwise stated, the business address of each person below is 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606. Except as otherwise described in the notes below, the following beneficial owners have sole voting power and sole investment power with respect to all shares of common stock set forth opposite their respective names.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percentage of Class	Dollar Range of Equity Securities Beneficially Owned by Our Directors and Director Nominee(2)
Interested Directors:
Theodore L. Koenig	54,325	(3)	*	Over $100,000
Independent Directors:
Russel Miron	—		n/a	None
Roger Schoenfeld	—		n/a	None
Thomas J. Allison	—		n/a	None
Executive Officers who are not Directors:
Lewis W. Solimene, Jr.	—		n/a
Kristan Gregory	—		n/a
All Directors and Executive Officers as a Group (6 Persons)	54,325		*
____________________
*Less than 1%
(1)Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(2)Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act. Dollar ranges were determined using the number of shares that are beneficially owned as of April 4, 2024, multiplied by the Company’s net asset value per share as of December 31, 2023, which was $10.24. The dollar ranges of equity securities beneficially owned are: none; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and over $100,000.
(3)1,700 of these shares are held by MC Management. Theodore Koenig has voting and dispositive power over these shares due to his ownership interests in MC Management. Mr. Koenig disclaims beneficial ownership over the shares held by MC Management. 30,625 of these shares are held by Monroe Management Holdco, LLC (“MC Holdco”). Theodore Koenig has voting and dispositive power over these shares due to his ownership interests in MC Holdco. Mr. Koenig disclaims beneficial ownership over the shares held by MC Holdco.

AUDIT COMMITTEE REPORT1
The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2023.
The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and RSM US LLP (“RSM”), the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023. The Audit Committee included in its review results of RSM’s audit of the Company’s financial statements.
The Audit Committee also has discussed with RSM matters relating to RSM’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Auditing Standards No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board. In addition, the Audit Committee has discussed with RSM its independence from management and the Company, as well as the matters in the written disclosures received from RSM and required by Public Company Accounting Oversight Board Rule 3526 (Communication with Audit Committee Concerning Independence). The Audit Committee received a letter from RSM confirming its independence and discussed it with them. The Audit Committee discussed and reviewed with RSM the Company’s critical accounting policies and practices, other material written communications to management, and the scope of RSM’s audits and all fees paid to RSM during the fiscal year. The Audit Committee adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by RSM for the Company. The Audit Committee has reviewed and considered the compatibility of RSM’s performance of non-audit services with the maintenance of RSM’s independence as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023.
Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.
On March 13, 2024, the Audit Committee dismissed RSM as the Company’s independent registered public accounting firm, following the filing of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2023.
RSM served as the Company’s independent registered public accounting firm since the Company’s inception. The audit reports of RSM on the Company’s financial statements as of and for the fiscal years ended December 31, 2022 and 2023 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended December 31, 2022 and 2023 and through March 13, 2024, there were no disagreements with RSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RSM, would have caused it to make reference to the subject matter of such disagreements in connection with its reports, nor were there any “reportable events”, as such term is described in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
On March 13, 2024, the Audit Committee approved the appointment of KPMG LLP (“KPMG”) to serve as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2024.
During the two most recent fiscal years and through March 13, 2024, the date of the appointment of KPMG, neither the Company nor any person on its behalf has consulted with KPMG with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” as such terms are described in Items 304(a)(1)(iv) or 304(a)(1)(v), respectively, of Regulation S-K promulgated under the Exchange Act.
The Audit Committee
Roger Schoenfeld, Chair
Thomas J. Allison
Russel Miron
1      The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We have paid or expect to pay the following fees to RSM US LLP for work performed in 2023 or attributable to the audit of our 2023 financial statements:

	Fiscal Year Ended December 31, 2023	Fiscal Year Ended December 31, 2022
Audit Fees	$628,825	$543,189
Audit Related Fees	20,000	—
Tax Fees	—	—
All Other Fees	—	—
TOTAL FEES	$648,825	$543,189
Audit Fees.   Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide, in addition to fees for the audit of our annual financial statements and the review of our quarterly financial statements in accordance with generally accepted auditing standards.
Audit Related Fees.   Audit related fees are assurance related services that traditionally are performed by the independent accountant, such as attest services that are not required by statute or regulation. This category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.
Tax Fees.   Tax fees include corporate and subsidiary compliance and consulting.
All Other Fees.   Fees for other services would include fees for products and services other than the services reported above, including any non-audit fees.
Pre-Approval Policies and Procedures
The Audit Committee has established, and our Board of Directors has approved, a pre-approval policy that described the permitted audit, audit-related, tax and other services to be provided by RSM US LLP, the Company’s independent registered accounting firm for the fiscal year ended 2023. The policy required that the Audit Committee pre-approve the audit and non-audit services performed by the independent registered accounting firm in order to assure that the provision of such services did not impair the firm’s independence.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered accounting firm to management.
During 2023, all of our audit fees, audit-related fees, tax fees and fees for other services provided by our independent registered public accounting firm were pre-approved by our Audit Committee.

OTHER BUSINESS
The Board of Directors knows of no other business to be presented for action at the 2024 Annual Meeting of Stockholders. If any matters do come before the meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the meeting. The submission of a proposal does not guarantee its inclusion in our proxy statement or presentation at the meeting unless certain securities law requirements are met.
You are cordially invited to attend the 2024 Annual Meeting of Stockholders in person. Whether or not you plan to attend the meeting, you are requested to indicate your vote as to the matters to be acted on at the meeting by following the instructions provided in the enclosed proxy card or voting instruction form.

By order of the Board of Directors,

/s/ Lewis W. Solimene, Jr.
Lewis W. Solimene, Jr. Chief Financial Officer, Chief Investment Officer and Corporate Secretary

MONROE CAPITAL

MONROE CAPITAL INCOME PLUS CORPORATION
311 SOUTH WACKER DR.
CHICAGO, IL 60606

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 17, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/MONCAP2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 17, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V46774-P11967

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

MONROE CAPITAL INCOME PLUS CORPORATION

The Board of Directors recommends you vote FOR the following:

1. The election of the nominee listed below to serve as Class III Director until his successor has been duly elected and qualified.

Nominee:	**For**	**Withhold**
01) Theodore L. Koenig	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V46775-P11967

MONROE CAPITAL INCOME PLUS CORPORATION
311 SOUTH WACKER DRIVE, SUITE 6400
CHICAGO, ILLINOIS 60606
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Theodore L. Koenig and Lewis W. Solimene, Jr., or any of them, as proxies, and each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Monroe Capital Income Plus Corporation held of record by the undersigned on April 4, 2024, at the Annual Meeting of Stockholders to be held virtually on June 18, 2024 at 2:30 p.m. Central Time, at www.virtualshareholdermeeting.com/MONCAP2024, or any adjournment or postponement thereof.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED; where no choice is specified, it will be voted "FOR" proposal 1.

The proxies named above also will vote in their discretion upon such other business as may properly come before the meeting or any adjournment thereof, including procedural matters and matters relating to the conduct of the meeting.

You are encouraged to specify your choices by marking the appropriate boxes on the reverse side. The proxies cannot vote your shares unless you sign and return this card.

Continued and to be signed on reverse side